Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Maurice E. Carson, the Chief Financial Officer of Kulicke and Soffa Industries, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q of Kulicke and Soffa Industries, Inc. for the three months ended March 31, 2005 (the “March 31, 2005 Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	information contained in the March 31, 2005 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: May 10, 2005

/s/ MAURICE E. CARSON
Maurice E. Carson
Chief Financial Officer